Longbow Research
Basic Materials Investor
Conference

March 6, 2012
Exhibit 99.1

Company Overview
All financial data are for the years ending December 31, 2011 and December 31, 2010. Data are presented in millions of U.S. dollars except for earnings per share on a GAAP basis. 2011 results include a $181 million gain associated with the remeasurement of Olin’s
SunBelt interest, or $1.30 per share. Additional information is available at www.olin.com.
Winchester
Chlor Alkali
Third Largest North American Producer
of Chlorine and Caustic Soda
 FY 2011 FY 2010
Revenue: $ 1,389 $ 1,037
Income:  $ 245 $ 117
A Leading North American Producer of
Small Caliber Ammunition
 FY 2011 FY 2010
Revenue:  $ 572 $ 549
Income:   $ 38 $ 63
Revenue:                           $1,961          $1,586
EBITDA:                           $   508          $   188
Pretax Operating Inc.:     $   380          $     77
EPS (Diluted):                   $  2.99          $    .81
 FY 2011 FY 2010
Olin Corporation

Investment Rationale
• Leading North American producer of Chlor-Alkali
• Leading producer of industrial bleach with additional growth opportunities
• Leading producer of burner grade hydrochloric acid
• Favorable industry dynamics for both businesses
• Winchester’s leading industry position
• Significant cost reduction program underway
• Strong balance sheet, positive earnings outlook
• 341st consecutive quarterly dividend declared

Chlor Alkali Segment
ECU = Electrochemical Unit; a unit of measure reflecting the chlor alkali process outputs of 1 ton of chlorine, 1.13 tons of 100% caustic soda and .03 tons of hydrogen.
North
American
Position
Percent
of 2011
Revenue
#2
#3
#1
Industrial
#1
Merchant
#1
Burner
Grade
50%
10%
4%
9%
26%
1%
Chlor Alkali Manufacturing Process
BRINE + ELECTROLYSIS = OUTPUTS
Caustic Soda - 1.13 Tons
(Sodium Hydroxide)
(Potassium Hydroxide)
Bleach
(Sodium Hypochlorite)
Chlorine - 1 Ton
Potassium Chloride
 or
 Sodium Chloride
KOH - 1.59 Tons
HCl
(Hydrochloric Acid)
Hydrogen Gas - .03 Tons
 KOH
 or
 Caustic Soda
Chlorine
Hydrogen
1.8 Tons Salt &
.5 Tons Water
2.8 Megawatts Electricity

Chlor-alkali Producers & Technologies

2011 North American Chlorine Production Capacity by Company (ST)
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
3,895
3,421
2,140
1,929
1,060
1,002
470
341
329
275
231
216
760
Other
Salt-to-Bleach
Mercury
Membrane
Diaphragm
#1 Dow
#2 Oxy
#3 Olin
#4 PPG
#5 Shintech
#6 Formosa
#7 Ga Gulf
#8 Bayer
#9 Mexichem
#10 Westlake
#11 Canexus
#12 Iquisa
Others

Mercury Transition Plan
• Olin currently operates 2 mercury cell plants representing approximately 360,000 ECUs or 17% of our total capacity
• By the end of 2012, Olin expects to convert 200,000 ECUs
 of mercury cell technology to membrane technology and will
 shutdown the remaining 160,000 ECUs
• This project will right size our capacity in the region, service our local customers with the latest technology, reduce our
 electricity costs, and close our highest cost chlor alkali plant
• Estimated cost is $160 million over 2011 and 2012, aided by
 $41 million of low-cost Tennessee-sponsored tax-exempt
 financing

18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
North American Chlorine Capacity (ST)
2000
2011
SALT TO BLEACH
OTHER
MEMBRANE
MERCURY
DIAPHRAGM

Target

 Capacity Rationalization
Favorable Industry Dynamics
Acquisition
Date
Position
          Olin announced capacity reductions expected to be in place by 12/31/2012

Source: CMAI.
 Industry Consolidation
1.26 million
tons of capacity
rationalized;
7.3% of 2000
capacity
16,040
17,300
2007
2004
• Acquired by Olin
• 725,000 Short Tons ECU Capacity
• 4.7% of North American capacity
• Acquired by OxyChem
• 859,000 Short Tons ECU Capacity
• 5.5% of North American capacity
Pioneer
Vulcan
2010
• Acquired by Cydsa/Iquisa
• 45,000 Short Tons ECU Capacity
Mexichem
2011
• Olin acquired PolyOne’s 50%
 ownership in the SunBelt JV
• 176,000 Short Tons ECU Capacity
PolyOne
2011
• Acquired by PPG
• 70,000 Short Tons ECU Capacity
Equa-Chlor

Pulp & Paper, 0.6%
Others, 21.1%
Vinyls, 36.5%
Chlorinated Intermediates, 4.3%
Polycarbonates, 1.8%
Urethanes, 7.1%
Exports, 3.0%
Water Treatment, 6.6%
Inorganic Chemicals, 5.6%
Epichlorohydrin, 5.0%
Propylene Oxide, 8.4%

Others, 5.2%
Pulp & Paper, 1.1%
Urethanes, 15.4%
Vinyls, 23.5%
Distribution, 5.2%
Water Treatment, 21.5%
Inorganic Chemicals, 28.1%

Others, 8.1%
Textiles & Detergents, 9.9%
Pulp & Paper, 20.9%
Metals & Mining, 2.9%
Propylene Oxide, 6.6%
Exports, 17.4%
Epichlorohydrin, 1.2%
Organic Chemicals, 10.9%
Water Treatment, 3.0%
Inorganic Chemicals, 19.0%

Textiles & Detergents, 0.5%
Others, 8.3%
Metals & Mining, 4.3%
Exports, 0.3%
Distribution, 8.3%
Pulp & Paper, 37.0%
Water Treatment, 14.1%
Inorganic Chemicals, 10.5%
Organic Chemicals, 16.8%

Diverse Customer Base
Chlorine
Caustic Soda
North American Industry
Olin Corporation
Source: CMAI and Olin 2011 demand. Includes sales of SunBelt.
Chlorine: “Organics” includes: Propylene oxide, epichlorohydrin, MDI, TDI, polycarbonates. “Inorganics” includes: Titanium dioxide and bromine.
Caustic Soda: “Organics” includes: MDI, TDI, polycarbonates, synthetic glycerin, sodium formate, monosodium glutamate. “Inorganics” includes: titanium dioxide, sodium silicates, sodium cyanide.

McIntosh, AL
Chlor Alkali Plants
Chlor Alkali & Bleach Plants

Bleach Plants
39
Tacoma, WA
Tracy, CA
Santa Fe Springs, CA
Henderson, NV
St. Gabriel, LA
Augusta, GA
Charleston, TN
Niagara Falls, NY
Becancour,
Quebec
Olin’s Geographic Advantage
Location	Chlorine Capacity (000s Short Tons)
McIntosh, AL	426 Diaphragm
McIntosh, AL - SunBelt	352 Membrane
Becancour, Quebec	297 Diaphragm 65 Membrane
Niagara Falls, NY	300 Membrane
Charleston, TN (1)	226 Mercury
St. Gabriel, LA	246 Membrane
Henderson, NV	153 Diaphragm
Augusta, GA (1)	75 Mercury
Total	2,140
• Access to regional customers including bleach and water treatment
• Access to alternative energy sources
 – Coal, hydroelectric, natural gas and nuclear
(1) Announced the conversion of 200,000 tons of mercury cell technology to membrane cell technology at the Charleston, TN facility and the closure of the mercury cell facility in Augusta, GA, both are expected to be completed by 12/31/12.

Industrial Bleach
• Olin is the leading North American bleach producer with 18% market share and current installed capacity to service 25% of the market with low-cost expansion opportunities
• Bleach utilizes both chlorine and caustic soda in an ECU ratio
• Bleach commands a premium price over an ECU
• Demand is not materially impacted by economic cycles
• Regional nature of the bleach business benefits Olin’s geographic diversity, further enhanced by Olin’s proprietary railcar technology
• In 2012, 3 new HyPure® Bleach investments will add 50% more bleach capacity to the Olin system, extend shelf life and lower freight costs
• Bleach shipments increased 15% over 2010 levels and bleach volumes are expected to grow in 2012

OLIN HISTORICAL
BLEACH SALES VOLUME
2004
2005
2006
2007
2008
2009
2010
2011

Olin
Olin
HyPure®
Bleach
Olin
Olin
HyPure®
Bleach
Olin
Olin
Olin
HyPure®
Bleach

Bleach Growth is a Key Objective
• Olin bleach volume delivers steady growth
• Key bleach target segments include water
 treatment, consumer products, food, farming
 and pool chemicals
• Increased stability and shelf life
• Reduced transportation costs
• Larger shipping radius
• Proprietary Olin advantages
• Potential new category of consumer products
OLIN HYPURE® BLEACH
AND RAILCAR DELIVERY WILL
IMPROVE ACCESS TO THE MARKET

Hydrochloric Acid
• Demand is increasing for HCl, primarily from oil and gas
 exploration
• By-product HCl accounts for 75% of the market supply that is available, but availability is subject to the demand for
 urethanes and fluorocarbons
• Currently 25% of HCl market supply is “Burner-grade” or
 “on-purpose” HCl
• Burner grade HCl is a reliable source, and while a small cost component in oil and gas exploration, is critical to the process
• Demand for HCl is currently higher than supply
• Olin HCl pricing and volume outlook is favorable

Olin Historical HCl Volume
2005
2006
2007
2008
2009
2010
2011

Silicones 3%
Swimming Pools 2%
Other 5%
Methyl Chloride 25%
Oil Well Acidizing 12%
Calcium Chloride 12%
Other Organics 8%
Brine Treatment 7%
Steel 8%
Food Processing 18%

Growing HCl Demand
North American HCl Supply
• Burner acid is the only growing HCl supply source
• 75% of HCl is supplied by Gulf byproduct producers
• Byproduct HCl availability is less reliable than burner
• Olin is ideally positioned to serve the West & North
North American HCl Demand
• Oil & Gas demand has outstripped supply
• U.S. steel industry demand is recovering
• Diverse demand segments grow with GDP
• 2011 supply shortages upset the market
Source: CEH 2009

Chlor-Alkali Outlook
• 2011 ECU netbacks(1) of $560 were up $85 over 2010 netbacks and we expect
 Q1 2012 netbacks to include the 2011 $65 caustic soda price announcement
• A subsequent $80 caustic increase was announced in November 2011 followed by a $45 price hike in February/March 2012 by all major producers; and a $40 chlorine price increase announcement in late February by Olin
• Q4 2011 operating rates dropped to 70% as demand across all chlorine consuming groups fell. Q1 2012 operating rates are expected to be 80%
• Bleach shipments increased 15% over 2010 and bleach volumes have increased quarter over quarter since 2007 reflecting the success of this strategy.
 We expect to experience continued growth in 2012
• In 2012, we expect to complete 3 new HyPure® Bleach facilities increasing our bleach capacity by 50% over current levels
• 2011 Hydrochloric Acid sales increased 12% over 2010 levels reflecting the growing demand from shale oil & gas exploration
(1) ECU netback = Price of 1 ton of Chlorine + 1.1 x price of 1 ton of Caustic Soda - Freight cost

Winchester Segment
Winchester Strategy
• Cost Reduction
 – Centerfire relocation
 – Once complete, we
 expect $30 million
 lower operating costs
 – Meaningful savings
 begin in 2013
• New Product Development
 – Continue to develop
 new product offerings
 – Maintain reputation as a
 new product innovator
• Provide returns in excess of
 cost of capital
Hunters & Recreational Shooters
Products	Retail	Distributors	Mass Merchants	Law Enforcement	Military	Industrial
Rifle	✓	✓	✓	✓	✓	N/A
Handgun	✓	✓	✓	✓	✓	N/A
Rimfire	✓	✓	✓	✓	✓	✓
Shotshell	✓	✓	✓	✓	✓	✓
Components	✓	✓	✓	✓	✓	✓
Brands

Favorable Industry Dynamics
Commercial
• Economic environment leading to personal security concerns
• Fears of increased gun/ammunition control
• New gun and ammunition products
• Strong hunting activity in weak economy, driven by cost/benefit of hunting for food and increased discretionary time
Law
Enforcement
• Significant new federal agency contracts and solid federal law enforcement funding
• Higher numbers of law enforcement officers and increase in federal agency hiring
• Increased firearms training requirements among state and local law enforcement agencies
Military
• Consistent level of demand from inventory replenishment and training
• Awarded 5 year contract to supply the US Army 5.56mm, 7.62mm and 50 caliber ammunition; expected to generate $300 million in revenues over the contract term
• 10 year Lake City ammunition bid submitted with partner, BAE Systems

Winchester
• 2011 segment earnings of $38 million represent the third most profitable year and include $5 million of restructuring charges associated with the move of centerfire operations to Oxford, MS
• The U.S. Army awarded Winchester a 5 year contract to produce
 .50 caliber, 5.56mm and 7.62mm ammunition beginning Q1 2012 providing expected revenues of approximately $300 million
• The expected 15% reduction in demand that typically follows a surge period did not occur reflecting higher gun ownership levels, and we expect post-surge earnings to exceed pre-surge levels
• In January, US Munitions, a joint venture between Winchester and
 BAE Systems, submitted a proposal to operate the US Army’s
 small caliber ammunition plant in Lake City for 10 years

Centerfire Relocation
• The decision to relocate Winchester’s centerfire operations, including 1,000 jobs, was made on November 3, 2010
• The controlled relocation process is expected to take up to 5 years to complete assuring high quality product is available for our customers throughout the transition
• The new facility was opened October 2011 and equipment
 relocation began in Q3 2011, currently ahead of schedule
• During Q1, we expect 60% of pistol rounds to be made in Oxford
• Annual operating costs are expected to be reduced by $30 million once the move is completed, material cost savings are expected to be realized in second half of 2013
• The net project cost is estimated to be $80 million, of which approximately $50 million is related to capital expenditures
• In addition to $31 million of grants from MS, $42 million of low-
 cost MS tax-exempt debt was made available to Olin

Strong Balance Sheet
 •  The year end 2011 cash balance of $357 million reflects:
        •  A $201 million CAPEX program;
        •  $132 million used to acquire PolyOne’s 50% interest in SunBelt;
        •  A net $51 million reduction of debt outstanding; and
        •  $68 million returned to shareholders
 • No material debt maturities until 2016 and no debt towers in excess of $150 million
 • The Olin pension plans remain fully funded with no
 contributions expected until at least 2013
 • 2012 CAPEX is forecast to be in the $215 to 245 million
 range which includes:
        •  completion of the mercury conversion project in Charleston, TN;
        •  reconfiguration of our Augusta, GA plant;
        •  construction of three new HyPure® Bleach facilities; and
        •  continued progress on the Winchester centerfire relocation project

 • In 2011, Chlor-alkali’s earnings were more than twice 2010 earnings and Winchester’s earnings were approximately 50%
 higher than pre-surge levels
 • 2011 EBITDA was the second highest in our history
 • Entering 2012, ECU pricing is higher than a year ago
 • Higher margin bleach business has met growth targets is
 forecast to continue growing market share with the addition of three new low salt, high strength facilities
 • Opportunities for additional HCl volumes exist to meet oil and gas exploration demand
 • 2012 Winchester volumes are starting stronger than expected
 • The Oxford centerfire relocation project is on schedule with the goal of reducing annual expenses by $30 million
Profit Outlook

Forward-Looking Statements
 This presentation contains estimates of future
 performance, which are forward-looking statements
 and actual results could differ materially from those
 anticipated in the forward-looking statements. Some
 of the factors that could cause actual results to differ
 are described in the business and outlook sections of
 Olin’s Form 10-K for the year ended December 31,
 2011. These reports are filed with the U.S. Securities
 and Exchange Commission.